PROPRIETARY AND CONFIDENTIAL Investor Presentation June 2021 Empowering Physicians TRANSFORMING HEALTHCARE

2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2021 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; and Adjusted EBITDA margin. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Operating Income and Net Income. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of Care Margin, Platform Contribution or Adjusted EBITDA due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Disclaimer

3 WE KNOW doctors. WE ENABLE better outcomes. TOGETHER we move markets. OUR MISSION Transform healthcare to enable doctors and their teams to focus on keeping people healthy WHO WE ARE National physician platform transforming the healthcare delivery experience WHAT WE DO Provide tailored solutions for physicians and providers, creating value and securing their future Our Mission and Vision

4 Privia Health: Investment Highlights Proven and Scalable for All Provider Types, Patients & Reimbursement Models Multiple Drivers for Future Growth with a Large TAM Comprehensive Technology Solution Built for Providers Profitable, Capital -Efficient Profile Aligned with Provider Financial Success while Preserving Ownership Structure Highly Experienced Executive and Physician Leadership Team

5 Moving Markets Toward Value -Based Care At Scale Enter Market  Align with anchor medical groups and health systems to transition markets to value Organize Providers  Form high performance medical groups  Develop network of leading primary care providers and specialists Drive Improvements  Advance practice management, patient engagement and value based care initiatives Transition to Value & Risk  Succeed in various value-based care models (MSSP, Medicare Advantage, Commercial, etc.)

6 Building a National Footprint Privia Timeline Mid-Atlantic Tennessee Georgia Florida North Texas Gulf Coast Texas Launched Mid-Atlantic Market Launched Women’s Health Platform Launched Tennessee Market & Privia Pediatrics Platform Launched North Texas Market Launched Georgia & Gulf Coast Markets Launched Florida Market Launched First Practice Current Market Presence 2013 2014 2015 2016 2018 2019 2020 650+ Care Center Locations 70+ MPSA (20 in top 100) 2,648 Implemented Providers 80M+ Addressable Population 6 States (plus D.C.)

Significant Whitespace Exists Across Our End Markets

The Privia Solution Addresses a Large Market Ripe for Disruption With Significant Opportunity for Further Growth

~$1.9 trillion estimated physician enablement market opportunity expected to grow at a 6.4% CAGR over the next ten years



$322bn
$398bn
$114bn
$1,062bn
~$1.9tn TAM
Medicare Advantage
Medicare FFS
Medicaid
Commercial
TAM

- ✓ Privia succeeds across reimbursement environments and payment models
- ✓ Privia can expand & scale across multiple, diverse markets

Privia has 2,648 implemented providers out of over 1 million total active providers in the U.S.

Source: Kaiser Family Foundation, Nephron Research. "The Dawn of Physician Enablement: Defining Healthcare in the 2020s." January 20, 2021. Statista.

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8 Proven, Scalable and Flexible Operating Model • Single Tax-ID Medical Group in each local market – a primary care centric delivery network in each market • Management services and clinical organization enabled by the Privia Technology Solution • Market specific strategies —Accountable Care Organizations and ancillary services based on market dynamics • Recognize practice collections across all of our providers – Under fee-for-service contracts, Privia keeps a percentage of total collections – Under value-based care constructs, Privia collects a per member per month (“PMPM”) fee and a portion of the shared savings generated Platform Services Stakeholders Value Based Care Medical Economics, Contracting, Medical Management, Clinical Operations and Providers Technology & Analytics Single-instance Technology Platform, Virtual Health, Data Analytics, Clinical Research Specialists Health Systems Payers Practice Management Revenue Cycle, Performance Management, Support Services Primary Care Oriented Medical Groups Patients Employers

9 Differentiated Model Organizes Cost -Efficient Provider Networks Primary care centric single-TIN Medical Group; Medical Group governance structure allows providers to build a clinical culture adapting to consumers’ and a region’s unique needs Cutting-edge, interoperable technology platform designed with physicians’ and patients’ input to enhance their workflows in both fee-for-service and value-based care settings Enable providers to focus on their patients, not paperwork, by leveraging scale to reduce administrative work, increase efficiency, and lower direct costs Monetize at-scale care delivery platforms through partnerships across the healthcare ecosystem Physician-led, local market-based ACOs have been shown to lower costs, engage patients, reduce inappropriate utilization, and improve coordination and patient quality metrics to drive value-based care 2. Technology and Population Health 1. Single-TIN Medical Group 3. Management Services Organization 4. Accountable Care Organization 5. Network for Purchasers and Payers

10 Tech-Driven Physician Enablement Platform At Scale 3M+ Patients 80M+ Addressable Population (Current Markets) 95% Average Provider Retention 85 Patient NPS 54 Provider NPS Patient Population Satisfaction Scale 2,648 Implemented Providers 6 + D.C. States 650+ Care Center Locations $1.3B+ 2020 Practice Collections

11 Differentiated Value -Based Care (VBC) Opportunity • VBC participation across Commercial, Medicare Advantage, Medicare & Medicaid • Significant opportunity to move attributed lives into full-risk arrangements over time • Interests aligned with provider groups sharing upside/downside risk with Privia Health • Practice Collections & Revenue today reflect only shared savings, not premium MA dollars • Decades of leadership experience in managing and underwriting risk 92% Quality Score (MSSP) $430M+ Total Shared Savings VBC Results 61% Lower Hospitalization 2 47% Lower Emergency Room Visits2 1 Medicare Advantage lives also included in Government lives. 2 Results from patients who meet with a Privia Provider annually for wellness and preventive care. 281K Government Lives 90K+ Medicare Advantage Lives1 70+ At Risk Payer Contracts 721K Attributed Lives 440K Commercial Lives

12 Methodical Process Helps Providers Move Towards Value

13 Proprietary, End-to-End Tech Solution Enables Providers to Practice More Efficiently and Focus on Patient Care Proprietary end-to-end, cloud-based technology solution enabling scalable operations across providers and multiple markets Enhances workflows in both fee-for-service and value-based care settings across the continuum of care in 200+ payer contracts Increases patient engagement across all stages, including pre-visit preparation, live / virtual visit, and post-visit follow up We provide physicians with a comprehensive and differentiated technology solution that eliminates the need to buy and integrate more than 30 point solutions

14 The Privia Technology Solution Creates an Integrated Experience for Providers and Patients Old Way The Privia Way Privia manages complexity to create a unified workflow and experience for providers, staff, and patients Confusion and disorganization as a result of an onslaught of information from disparate sources EHR MSSP Reports Med Adv Comm ReportsPaper ReportsPaper Provider & Team Hospital ADTS Provider & Team Privia Tech Platform Med Adv MSSP Comm Network The Privia solution acquires data from across the healthcare ecosystem for a single view of the patient

15 Delivering Demonstrable Value to Our Providers Fee-for-Service Rate Lift Expense Savings on EMR / PMS & Group Purchasing Net Realization Rate Improvement Through Robust Revenue Cycle Management Enhanced Provider Productivity & Same- Store Patient Volume Value-Based Care Revenue: Commercial, MSSP, MA Organic Practice Growth through Provider / Specialty Addition Incremental Revenue Opportunities Direct to Consumer Direct to Employer Ancillaries Clinical Research

16 Positioned to Monetize Our Platform and Drive Growth — Same store growth of patients attributed to value based contracts — Moving existing attribution into full risk value based programs, such as direct contracting and fully capitated contracts — Develop new products with aligned payers — Add primary care and specialist practices in existing markets — Develop value-oriented ancillary services — Expand relationships with self-insured employers — Expand clinical research program — Expand business model nationally in partnership with anchor medical groups, health systems and payers — Minority or majority ownership of provider groups — De-novo, wholly or partially owned, MA focused clinics — Other M&A Organic Growth in Existing Practices Moving Markets to Value Based Care White Space Opportunities in Existing Markets New Market Development Acquisitions and Investments in Full Service Care Models — Patient panel and volume growth — New provider growth — Expansion of practice services — Revenue optimization

Privia Health: Economic Model [1]



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4
Practice Collections
Collections from Non-Owned Medical Groups
GAAP Revenue
Physician and Practice Expense
Care Margin
Cost of Platform
Platform Contribution
Sales and Marketing
G&A
Adjusted EBITDA

1. **Practice Collections:** FFS collections and VBC payments (care management PMPMs and shared savings) across all markets and all payer contracts

2. **Physician and Practice Expense**:
   a. Medical costs
   b. Physician and provider payments
   c. Provider share of surplus in VBC contracts
   d. Cost to build and operate care center locations

3. **Cost of Platform:** Privia direct operating costs to support all FFS and VBC operations

4. **Sales and Marketing, G&A:** Sales and marketing, technology platform development and corporate G&A costs

PRIVIA HEALTH

1.The chart above is for illustrative purposesonly and does not reflect either historical or future financial performance.

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18 The Privia Platform is Scaling Rapidly * The 2021 guidance contained in this slide represents midpoint of guidance provided on May 27, 2021, which is not being updated or confirmed hereby. LT Growth Target: 20%+ Q1: 2,648 Q1: 721

19 Improving Margins Over Time LT Growth Target: ~30% - ~40% LT Margin Target: 30% - 35% of Care Margin LT Growth Target: 20%+ * The 2021 guidance contained in this slide represents midpoint of guidance provided on May 27, 2021, which is not being updated or confirmed hereby. % PracticeCollections 6% 6% 6% 7% % Care Margin 44% 42% 44% 44% % PracticeCollections 1% 2% 2% 2% % Care Margin 7% 11% 16% 17%

20 FY’21 Guidance as of May 27, 2021 * FY 2021 guidance was provided on May 27, 2021, and is not being updated or confirmed hereby. ($ in millions) FY 2020 Actual FY 2021 Guidance Y - Y % Change from FY 2020 Low High Low High Implemented Providers 2,550 2,850 2,900 11.8% 13.7% Attributed Lives 682,000 730,000 750,000 7.0% 10.0% Practice Collections $ 1,301.1 $ 1,445 $ 1,465 11.1% 12.6% GAAP Revenue $ 817.1 $ 860 $ 880 5.3% 7.7% Care Margin $ 187.6 $ 215 $ 221 14.6% 17.8% Platform Contribution $ 82.6 $ 93 $ 98 12.6% 18.6% Adjusted EBITDA $ 29.4 $ 34 $ 38 15.6% 29.3%

21 Other FY’21 Guidance Assumptions • Fully diluted weighted average shares outstanding of 110 - 120M, including pre-IPOperiod • Non-cash stock compensation expense of $195 - $205M in 2Q’21 and $245 - $255M for FY’21* • Pro forma 1Q’21cash of ~$293.9M**with total debt of $33.9M • Capital expenditures of < $1M • Effective tax rate of 25 - 27% Note: FY 2021 guidance was provided on May 27, 2021, and is not being updated or confirmed hereby. * Non-cash stock compensation expense primarily related to the stock option plan modification and additional equity grants in connection with the IPO ** Pro forma cash includes $81.9 million in cash and cash equivalents at March 31, 2021 and approximately $212.0 million in net proceeds from the Privia Health initial public offering and private placement that closed on May 3, 2021

22 261 264 281 491 418 440 752 682 721 1Q'20 4Q'20 1Q'21 $327.4 $344.0 1Q'20 1Q'21 $7.1 $9.9 1Q'20 1Q'21 $20.3 $25.5 1Q'20 1Q'21 2,528 2,550 2,648 1Q'20 4Q'20 1Q'21 1Q’21 Performance Implemented Providers (as of end of period) Attributed Lives (‘000s, as of end of period)1 Platform Contribution ($mm) Care Margin ($mm) Practice Collections ($mm) % PracticeCollections 6.2% 7.4% % Care Margin 42.4% 48.6% Adjusted EBITDA ($mm) 1 Solid bar represents government lives and shaded bar represents commercial lives. Note: Any slight variations in percentage calculations due to rounding. For reconciliations of Care Margin to Operating Income, Platform Contribution to Operating Income, and Adjusted EBITDAto Net Income, please see the Appendix. $47.8 $52.5 1Q'20 1Q'21 % PracticeCollections 2.2% 2.9% % Care Margin 14.7% 18.9% Commercial Government

23 Privia Health: Investment Highlights Proven and Scalable for All Provider Types, Patients & Reimbursement Models Multiple Drivers for Future Growth with a Large TAM Comprehensive Technology Solution Built for Providers Profitable, Capital -Efficient Profile Aligned with Provider Financial Success while Preserving Ownership Structure Highly Experienced Executive and Physician Leadership Team

24 APPENDIX

25 Case Study: Driving Performance for Physician Group “A” Partnership 1 1. From 2014 to 2020.

26 Case Study: Driving Growth in Our Mid-Atlantic Market 1. From 2014 to 2020 2. Cohort of 76 Mid-Atlantic primary care providers who have been a part of Privia for at least five years

27 Case Study: Establishing an Anchor Partnership in a New Market with Health System “A” and Driving Growth

28 Reconciliation of Operating Income to Care Margin 1 (1) Care Margin is total revenue less the sum of physician and practice expense.

29 Reconciliation of Operating Income to Care Margin 1 (1) Care Margin is total revenue less the sum of physician and practice expense.

30 Reconciliation of Operating Income to Platform Contribution 2 (2) Platform Contribution is total revenue less the sum of physician and practice expense and cost of platform.

31 Reconciliation of Operating Income to Platform Contribution 2 (2) Platform Contribution is total revenue less the sum of physician and practice expense and cost of platform.

32 Reconciliation of Net Income to Adjusted EBITDA 3 (3) Adjusted EBITDAis net income (loss)attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding minority interests, provision (benefit) for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, severance charges and other non-recurring expenses. Note: 2020 actuals exclude public company costs.

33 Reconciliation of Net Income to Adjusted EBITDA 3 (3) Adjusted EBITDAis net income (loss)attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding minority interests, provision (benefit) for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, severance charges and other non-recurring expenses.

34 Thank You PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com Phone: 817.783.4841